Evergreen Mortgage Securities Fund: Semiannual Report as of October 31, 2002

table of contents
1

LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
7	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
11	STATEMENT OF ASSETS AND LIABILITIES
12	STATEMENT OF OPERATIONS
13	STATEMENT OF CHANGES IN NET ASSETS
14	NOTES TO FINANCIAL STATEMENTS
20	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Mortgage Securities Fund, which covers the six-month period ended October 31, 2002.

Market analysis

The fixed income markets provided investors with a variety of outcomes over the past six months. Many different bonds alternately benefited and struggled from weaker than expected economic growth, fears of terror, potential war with Iraq, and investor mistrust of corporate America. These uncertainties caused many fixed income investors to seek the perceived safety of the United States government bond market. Indeed, the yield on the 10-year Treasury bond declined from approximately 5.4% in April to less than 3.6% in September, despite a federal budget deficit of more than $150 billion for fiscal year 2002. During that same time, the yield on the 30-year U.S. Treasury bond fell from 5.79% to 4.99%. For the rest of the Treasury market, the environment was also positive as yields fell and prices rose due to the slow recovery.

Despite the significant drop in yields, the environment created challenges for the corporate bond market. The accounting scandals increased investor concerns about future corporate earnings, as did the slower than expected economy. As a result, investors demanded higher yield premiums for corporate bonds relative to their U.S. Treasury counterparts -- a situation that caused corporate bonds to underperform other fixed income sectors.

These problems also translated into the high yield market. The weak recovery led to a high number of corporate defaults, resulting in widening spreads relative to Treasuries and falling prices for lower-quality issues.

LETTER TO SHAREHOLDERS continued

Investors in the mortgage-backed securities market also faced unsettled conditions. The huge decline in rates propelled significant mortgage refinancing activity. While good for consumers, the prepayment of mortgages is often difficult for investors in this market, because when mortgages are paid off prior to maturity, they are removed from portfolios, decreasing investors’ income streams.

Looking ahead, it appears the Federal Reserve Board is finished with its easing cycle. At the conclusion of its most recent Federal Open Market Committee meeting, the Fed lowered its target for the federal funds rate by a larger than expected 50 basis points. In addition, monetary policymakers switched their policy bias to neutral, indicating the risks to the economy are evenly balanced between weakness and inflation. With inflation still quite low, we expect rates to remain at current levels well into next year, enabling the economy to gather strength and solidify the recovery.

As clarity improves on the geopolitical front, and economic fundamentals improve, we would expect Treasury yields to begin a gradual climb from the 40-year lows experienced in 2002. We remain optimistic that corporate and mortgage-backed securities sectors may provide attractive total returns as spreads narrow relative to Treasuries and demand improves for these issues. Opportunities in this environment may also improve for investors in the high yield market, since they trade similar to equities and are most leveraged for an economic recovery.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of October 31, 2002

“In this environment, we intend to focus on income and secure, sound relative value. Asset allocation and security analysis will undoubtedly remain key factors in our strategy. While mortgage-backed securities investors faced significant challenges during the period, we also recognize that changing market conditions often create situations that could result in strong long-term performance. In our opinion, the time to seize such opportunities is quickly approaching.”

MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 6/19/2002
Class I
Class Inception Date	6/19/2002

Cumulative Return

Since Portfolio Inception	3.68%

30-day SEC Yield	4.65%

5-month income dividends per share	$0.15

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class I shares had a total return of 3.68% since its inception on June 19, 2002, through October 31, 2002. During the period of June 30 to October 31, 2002, the Merrill Lynch Mortgage Master Index (MLMMI) returned 3.44%, while the median return of funds in the Lipper U.S. Mortgage Funds Classification was 2.99%. Lipper Inc. is an independent monitor of mutual fund performance. We attribute the fund’s higher returns relative to the MLMMI to its successful asset allocation strategy. The fund’s stronger performance relative to the index is particularly notable in that, unlike indexes, mutual funds are subject to expenses that lower returns.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$16,759,575

Average Credit Quality*	AAA

Average Duration	1.6 years

Effective Maturity	3.1 years

*Source: Standard & Poor’s

What was the investment environment like?

The market environment during the period proved challenging for investors. Yields continued to decline, fueling an intense and lengthy wave of refinancing. A drop in rates typically benefits bond investors by pushing prices higher; however, this has a negative effect on mortgage-backed securities prices because falling interest rates typically serve as a precursor to a rise in prepayments. Prepayments occur when consumers pay off existing mortgages prior to their stated maturities, shortening the expected duration of the securities. This situation occurs frequently when interest rates decline, as consumers refinance higher rate mortgages to obtain lower rates. The prepaid mortgages are then removed from pools of securities in investment portfolios, no longer contributing to the portfolios’ income streams.

There are many types of bonds in the mortgage-backed securities sector, each structured with various degrees of prepayment risk exposure. Many of the securities are quite complex, requiring analysis to assess the structure and timing of income streams, as well as the speed at which the underlying mortgages are expected to prepay. Typically, investors are paid higher yields to compensate for higher levels of complexity and/or uncertainty. With the continued decline in interest rates, the yield premiums of securities with the greatest exposure to prepayment risk rose to extraordinarily high levels.

PORTFOLIO COMPOSITION
(based on 10/31/2002 portfolio assets)

What strategies did you use to manage the fund?

We sought an optimum balance of maximizing yield while insulating the fund from prepayment risk. We also sought the most attractive relative value, typically

PORTFOLIO MANAGER INTERVIEW continued

increasing positions when yield premiums were high and reducing them when yield premiums became minimal. During the period, we emphasized collateralized mortgage obligation securities (CMOS), securitized pools of mortgages that are structured to have predictable cash flows. These bonds are tiered, with each tier having a varying degree of predictability regarding its income stream. We often concentrated on the planned amortization class (PAC), a tier with the highest degree of prepayment risk protection. We also invested in Federal Housing Authority (FHA)/Veterans Authority (VA) Reperformers and Fannie Mae Delegated Underwriting Servicing (DUS) bonds, complex securities that often provide attractive yields. In contrast, we established a relatively smaller position in pass-through securities because of their high degree of prepayment uncertainty during the period’s changing interest rate environment.

What is your outlook over the next six months?

We are optimistic about opportunities in the mortgage-backed securities sector. We believe interest rates will begin to stabilize, dampening the demand for refinancing and providing a climate that is more conducive to investing in mortgage-backed securities. Yields have fallen to dramatically low levels. As of October 31, 2002, the yield on the two-year U.S. Treasury note was 1.67%, the five-year U.S. Treasury note yielded 2.73%, and the 10-year U.S. Treasury note yield stood at 3.89%. Consequently, we think any further rate declines would be limited. Furthermore, if the economy strengthens and rates begin to rise, mortgage-backed securities could potentially fare better than U.S. Treasuries because of their greater income orientation.

The level of yield premiums in the mortgage-backed sector is another reason for optimism. Many yield premiums have risen dramatically to levels that offer attractive value. In our opinion, mortgage-backed securities have the potential to generate strong relative performance as yield relationships return to more normal historical standards.

In this environment, we intend to focus on income and secure, sound relative value. Asset allocation and security analysis will undoubtedly remain key factors in our strategy. While mortgage-backed securities investors faced significant challenges during the period, we also recognize that changing market conditions often create situations that could result in strong long-term performance. In our opinion, the time to seize such opportunities is quickly approaching.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Period Ended October 31, 2002[1]

CLASS I
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income	0.17
Net realized and unrealized gains on securities	0.20
Total from investment operations	0.37

Distributions to shareholders from
Net investment income	-0.15

Net asset value, end of period	$10.22
Total return	3.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$16,760
Ratios to average net assets
Expenses[2]	0.09%[3]
Net investment income	4.66%[3]
Portfolio turnover rate	97%

1.  For the period from June 19, 2002 (commencement of class operations), to October 31, 2002.

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

3.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 4.7%
American Express Credit Account Master Trust, Ser. 2001-7, Class A, 1.92%, 02/16/2009	AAA	$150,000	$ 150,153
First USA Credit Card Master Trust, Ser. 2001-2, Class A, 1.91%, 11/20/2006	AAA	120,000	120,132
MBNA Master Credit Card Trust:
Ser. 1999-J, Class A, 7.00%, 02/15/2012	AAA	100,000	117,016
Ser. 2002-4, Class A, 1.91%, 08/15/2009	AAA	120,000	120,079
Reliant Energy Transport Bond Co., Ser. 2001-1, Class A4, 5.63%, 09/15/2015	AAA	100,000	106,468
Vanderbilt Mtge. & Fin., Inc., Ser. 2002-B, Class A3, 4.70%, 10/17/2018	AAA	170,000	171,076
Total Asset-Backed Securities			784,924
COLLATERALIZED MORTGAGE OBLIGATIONS 46.6%
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000 WF2, Class A1, 7.11%, 10/15/2032	AAA	199,480	223,298
FHLMC:
6.50%, 01/15/2028	AAA	81,635	87,604
Ser. 2117, Class PN, 6.00%, 12/15/2010	AAA	350,000	361,040
Ser. 2174, Class PL, 6.50%, 10/15/2024	AAA	585,000	603,221
Ser. 2198, Class PG, 7.00%, 12/15/2028	AAA	350,000	368,371
Ser. 2198, Class PR, 7.00%, 12/15/2028	AAA	235,000	246,012
Ser. 2249, Class PG, 7.50%, 08/15/2030	AAA	100,000	108,834
Ser. 2301, Class BC, 6.50%, 04/15/2016	AAA	235,000	243,811
Ser. 2302, Class ND, 6.50%, 11/15/2024	AAA	235,000	241,651
Ser. 2316, Class PE, 6.50%, 09/15/2024	AAA	235,000	241,720
Ser. 2332, Class OB, 6.50%, 08/15/2024	AAA	235,000	242,422
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	200,000	209,348
Ser. 2403, Class VM, 7.00%, 07/15/2016	AAA	200,000	208,789
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	235,000	244,038
Ser. 2463, Class CE, 6.00%, 06/15/2017	AAA	130,000	137,460
Ser. 2471, Class EH, 6.00%, 02/15/2031	AAA	100,000	104,435
Ser. 2521, Class PD, 5.50%, 11/01/2032 (h)	AAA	160,000	166,480
FNMA:
Ser. 1999-41, Class PC, 6.50%, 06/25/2012	AAA	80,000	83,243
Ser. 2001-52, Class EL, 6.50%, 03/25/2025	AAA	235,000	242,798
Ser. 2001-T10, Class A-2, 7.50%, 12/25/2041	AAA	89,192	96,173
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	370,961	400,777
Ser. 2002-50, Class PC, 6.00%, 08/25/2026	AAA	295,000	308,158
Ser. 2002-9, Class KD, 6.00%, 07/25/2009	AAA	500,000	517,546
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	250,721	265,324
Ser. 2002-T4, Class A3, 7.50%, 12/25/2041	AAA	108,803	117,224
Ser. 2002-T5, Class 1A, 1.93%, 06/25/2032	AAA	116,923	117,031
Ser. 2111, Class TC, 6.00%, 10/15/2010	AAA	250,000	257,675
Ser. 2355, Class TB, 6.50%, 07/15/2026	AAA	160,000	165,614
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Ford Credit Auto Owner Trust, Ser. 2002-A, Class A3B, 1.92%, 01/15/2006	AAA	$ 100,000	$ 100,124
Ford Credit Trust, Ser. 2001-1, Class A, 1.89%, 07/17/2006	AAA	180,000	180,272
GNMA, Ser. 1999-29, Class PB, 7.25%, 07/16/2028	AAA	130,000	142,314
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A-1, 7.18%, 09/15/2009	AAA	181,228	202,618
Morgan Stanley Capital I, Inc.:
Ser. 1997-Xl1, Class A1, 6.59%, 10/03/2030	AAA	230,161	246,682
Ser. 1998-XI1, Class A2, 6.45%, 06/03/2030	AAA	225,000	244,259
Ser. 1998-Xl1, Class A1, 6.22%, 06/01/2030	AAA	89,320	95,341
Total Collateralized Mortgage Obligations			7,821,707
MORTGAGE-BACKED SECURITIES 40.8%
FHLMC:
6.50%, 09/15/2029	AAA	320,000	325,408
5.50%,TBA #	AAA	1,070,000	1,081,156
6.50%, TBA #	AAA	1,120,000	1,158,842
FNMA:
5.63%, 11/01/2005 ##	AAA	217,861	231,137
6.11%, 05/01/2011 ##	AAA	344,991	380,749
6.60%, 10/01/2004 ##	AAA	318,862	335,119
6.79%, 07/01/2009	AAA	97,196	111,042
6.91%, 07/01/2009	AAA	291,822	335,259
7.00%, 05/01/2032 ##	AAA	500,459	522,980
7.09%, 07/01/2009 ##	AAA	290,486	336,204
7.16%, 01/01/2010	AAA	293,440	342,314
7.44%, 07/01/2009 ##	AAA	300,000	353,476
7.50%, 11/01/2029-06/01/2031 ##	AAA	746,133	789,616
5.00%, TBA #	AAA	525,000	533,857
Total Mortgage-Backed Securities			6,837,159

		Shares	Value

SHORT-TERM INVESTMENTS 25.3%
MUTUAL FUND SHARES 25.3%
Evergreen Institutional Money Market Fund (o)		4,237,395	4,237,395
Total Investments (cost $19,523,080) 117.4%			19,681,185
Other Assets and Liabilities (17.4%)			(2,921,610)
Net Assets 100.0%			$ 16,759,575

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
#	When-issued security.
##	All or portion of the security has been segregated for when-issued securities.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (unaudited)

Assets
Identified cost of securities	$ 19,523,080
Net unrealized gains on securities	158,105

Market value of securities	19,681,185
Receivable for securities sold	3,376,326
Interest receivable	72,770
Receivable from investment advisor	150
Prepaid expenses and other assets	14,078

Total assets	23,144,509

Liabilities
Distribution payable	66,866
Payable for securities purchased	6,301,806
Accrued expenses and other liabilities	16,262

Total liabilities	6,384,934

Net assets	$ 16,759,575

Net assets represented by
Paid-in capital	$ 16,500,352
Undistributed net investment income	27,117
Accumulated net realized gains on securities	74,001
Net unrealized gains on securities	158,105

Total net assets	$ 16,759,575

Shares outstanding -- Class I	1,640,385

Net asset value per share -- Class I	$ 10.22

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Period Ended October 31, 2002 (unaudited) (a)

Investment income
Interest	$ 226,314

Expenses
Administration fees	4,764
Transfer agent fee	140
Trustees’ fees and expenses	128
Printing and postage expenses	3,601
Custodian fee	2,748
Registration and filing fees	5,694
Professional fees	10,451
Other	450

Total expenses	27,976
Less: Expense reductions	(19)
Fee waivers and expense reimbursements	(23,670)

Net expenses	4,287

Net investment income	222,027

Net realized and unrealized gains on securities
Net realized gains on securities	74,001
Net change in unrealized gains on securities	158,105

Net realized and unrealized gains on securities	232,106

Net increase in net assets resulting from operations	$ 454,133

(a) For the period from June 19, 2002 (commencement of operations), to October 31, 2002.
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended October 31, 2002 (unaudited) (a)

Operations
Net investment income		$ 222,027
Net realized gains on securities		74,001
Net change in unrealized gains on securities		158,105

Net increase in net assets resulting from operations		454,133

Distributions to shareholders from

Net investment income		(194,910)

	Shares
Capital share transactions
Proceeds from shares sold	1,640,936	16,505,856
Net asset value of shares issued in reinvestment of distributions	11,707	119,084
Payment for shares redeemed	(12,258)	(124,588)

Net increase in net assets resulting from capital share transactions		16,500,352

Total increase in net assets		16,759,575
Net assets
Beginning of period		0

End of period		$ 16,759,575

Undistributed net investment income		$ 27,117

(a) For the period from June 19, 2002 (commencement of class operations), to October 31, 2002.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Mortgage Securities Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements, which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund. The Fund does not pay a fee for the investment advisory service.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

During the period ended October 31, 2002, the investment advisor reimbursed expenses in the amount of $23,670, which represents 0.40% of the Fund’s average net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administration fee of 0.10% of the Fund’s average daily net assets. During the period ended October 31, 2002, the administrator waived its fees of $4,764.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the period ended October 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$24,989,533	$2,287,267	$11,544,610	$242,648

During the period ended October 31, 2002, the Fund earned $14,412 on dollar roll transactions.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $19,523,080. The gross unrealized appreciation and depreciation on securities based on tax cost was $186,787 and $28,682, respectively, with a net unrealized appreciation of $158,105.

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the period ended October 31, 2002, the Fund did not participate in the interfund lending program.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $19 which represents 0.00% of its average daily net assets on an annualized basis.

7. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the period ended October 31, 2002, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564356 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034